UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Filed by a Party other than the Registrant

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

AMERICAN LORAIN CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-731-8818

LETTER FROM THE CHIEF EXECUTIVE OFFICER

December 2, 2013

Dear Stockholder:

On behalf of the Board of Directors of American Lorain Corporation, I invite you to attend our 2013 Annual Meeting of Stockholders (“Annual Meeting”). We hope you can join us. The Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600, on December 30, 2013 at 10:00 a.m. local time. The Notice of Annual Meeting of Stockholders, the Proxy Statement, proxy card and our 2012 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company. As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of our independent registered public accounting firm, and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in American Lorain Corporation. We look forward to seeing you at our Annual Meeting.

Sincerely,

Si Chen
Chief Executive Officer

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7318818

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 30, 2013

Dear Stockholder,

Notice is hereby given that the 2013 Annual Meeting of Stockholders of American Lorain Corporation (“Annual Meeting”), a Nevada corporation (the “Company”), will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600, on December 30, 2013 at 10:00 a.m. local time, for the following purposes:

(1)

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

(2)	To consider and vote upon a proposal to ratify the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(3)	To transact such other business as may properly come before the Annual Meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on December 2, 2013, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. For a period of 10 days prior to the Annual Meeting, a list of stockholders will be kept at our corporate offices and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

Sincerely,

Si Chen
Chief Executive Officer

December 2, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS:

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on December 30, 2013.

Stockholders may view this proxy statement, our form of proxy and our 2012 Annual Report to Stockholders over the Internet by accessing our website at
http://www.americanlorain.com

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600
Tel: (+86) 539-7318818

_________________________

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

_________________________

The Board of Directors of American Lorain Corporation, a Nevada corporation, seeks your proxy for use at our 2013 Annual Meeting of Stockholders (or any adjournment, postponement or rescheduling thereof) to be held on December 30, 2013, at 10:00 a.m. local time. Our Annual Meeting will be held at our corporate offices located at Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600. The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is December 5, 2013. Unless the context requires otherwise, references to the “Company,” “we,” “us” or “our” in this proxy statement refer to American Lorain Corporation and its subsidiaries.

QUESTIONS AND ANSWERS

The following is qualified in its entirety by the more detailed information contained in this proxy statement. The following questions and answers are provided for your convenience and briefly address some commonly asked questions about the annual meeting. These questions and answers may not address all questions that may be important to you as a stockholder. Stockholders are urged to carefully read this proxy statement in its entirety.

WHAT AM I VOTING UPON?

At the Annual Meeting, stockholders will be asked to take action:

(i)	To elect five (5) directors, as described in this Proxy Statement;

(ii)	To consider and vote upon a proposal to ratify the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

(iii)	To transact such other business as may properly come before the Annual Meeting.

WHO IS ENTITELD TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on December 2, 2013, the record date, will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the record date, 34,616,714 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Stockholder of Record: Shares Registered in Your Name

If, on December 2, 2013, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card to ensure your vote is counted. By returning a properly signed and dated proxy card, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent

If, on December 2, 2013, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee, and bring it to our Annual Meeting.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 34,616,714 shares of common stock outstanding and entitled to vote. Thus, at least 17,308,357 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?

In deciding all matters, a holder of common stock on the record date will be entitled to cast one vote for each share of common stock registered in that holder’s name, on each matter to be voted upon at the Annual Meeting.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

A “broker non-vote” is when a broker votes in its discretion on one or more “routine” matters, but does not receive instructions from a beneficial owner of shares as to how to vote those shares on “non-routine” matters. Broker non-votes will be counted for purposes of determining whether a quorum is present. Note that Proposal No. 1 (Election of Directors) is not a “routine” matter, and accordingly you must instruct your broker how to vote on your behalf on Proposal No. 1, or your vote will not be counted.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that form regarding how to vote your shares. If your broker does not receive instructions as to how to vote your shares on a proposal and does not have discretionary authority to vote on the proposal under the rules of the NYSE MKT, then your shares will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the proposal; accordingly, these shares will have no effect on the outcome of any given proposal on which they are deemed not voted. This would be the result if you do not give your broker instructions on how to vote regarding Proposal No. 1.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal No. 1, the election of five directors, requires a plurality of the votes cast to elect a director. The five nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” will affect the outcome. Withheld votes or broker non-votes, will not affect the outcome of the vote on Proposal No. 1. Proposal No. 2, the ratification of selection of WWC., P.C., requires a majority of the votes cast for the ratification of the selection of WWC., P.C. as the Company’s independent auditor for the fiscal year ending December 31, 2013. Abstentions or broker non-votes will have the same effect as negative votes on this proposal because they represent votes that are present but not cast.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW DO I VOTE IF I ATTEND THE ANNUAL MEETING?

If you are a stockholder of record, you can attend the Annual Meeting and vote in person the shares you hold directly in your name on any matters properly brought before the Annual Meeting. If you choose to do that, please bring the enclosed proxy card or proof of identification. If you want to vote in person at our Annual Meeting and you hold our common stock through a bank, broker or other agent or nominee (that is, in “street name”), you must obtain a power of attorney or other proxy authority from that organization and bring it to our Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

HOW DO I VOTE IF I DO NOT ATTEND THE ANNUAL MEETING?

Stockholders of record who do not attend the Annual Meeting may vote by mail. To vote, please sign, date and return the enclosed proxy card in the enclosed postage-paid return envelope.

By casting your vote by proxy, you are authorizing the individuals listed on the proxy card to vote your shares in accordance with your instructions. While we are not presently aware of any matters (other than procedural matters), which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

If you are a beneficial owner of shares registered in the name of your bank, broker or other agent or nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the Proxy Card to ensure that your vote is counted. If you did not receive a proxy card, please follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a Proxy Card.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED ON THE PROXY CARD?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted FOR Proposal No. 1, (the election of the five (5) nominees for election as directors proposed by the Board of Directors) and FOR the ratification of the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

While we are not presently aware of any additional matters, other than procedural matters, which will be brought before the Annual Meeting and which are not reflected in the attached notice of the Annual Meeting, if any other matter is properly presented at the meeting, the individuals named on your proxy card will vote your shares using their discretion.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our Board of Directors recommends that you cast your vote FOR the election of the five (5) nominees for election as directors proposed by the Board of Directors, and FOR the ratification of the selection of WWC., P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

CAN I CHANGE MY VOTE?

Yes. You may revoke your proxy by doing any of the following:

(1)	You may send a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

(2)	You may submit another properly completed proxy card with a later date, so long as it is received by our Corporate Secretary prior to the Annual Meeting.

(3)

You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy. Any written notice of revocation, or later dated proxy, should be delivered to:

American Lorain Corporation
Beihuan Zhong Road
Junan County
Shandong, China 276600

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K within four business days following the Annual Meeting.

Delivery of Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Mr. Zhixu Sun, our Corporate Secretary, orally by telephoning (+86) 539-731-8818, by email at sunzhixu@americanlorain.com, or in writing to American Lorain Corporation: Beihuan Zhong Road, Junan County, Shandong, China 276600. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the Board of Directors.

ELECTION OF DIRECTORS
(PROPOSAL ONE)

General

Our Articles of Incorporation provide that the Board of Directors shall consist of no less than one and no more than eleven directors, as determined by the Board of Directors. The size of our Board of Directors is currently set at five (5) directors and there are five (5) nominees for election as directors at our Annual Meeting. Each nominee will be elected for a term of one year and until his successor is elected and qualified or until the director’s earlier resignation or removal. Our Board’s nominees are set forth in the table below, all of whom are currently serving as directors. Our Nominating and Governance Committee considered the qualifications of each of the nominees for election at the Annual Meeting and unanimously recommended that each nominee be submitted for re−election to the Board.

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees named below. Abstentions and broker non−votes will have no effect on the outcome of the election of directors.

If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee determined by our Board. Each of the nominees has consented to being named in this proxy statement and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

The following table sets forth the name and age of each of our nominees, each nominee’s position with us and the year in which each of our nominees was first elected to the Board:

Name	Age	Position	Director Since
Si Chen	50	Chairman, Chief Executive Officer, President and Director	2007
Yundong Lu	38	Chief Operating Officer and Director	2008
Maoquan Wei	66	Director	2008
Dekai Yin	60	Director	2009
William Jianxiao Wu	34	Director	2013

MR. SI CHEN. Mr. Chen became our chief executive officer and director in May 2007 upon the completion of our recapitalization, and was also appointed our president in September 2009. Mr. Chen founded Shandong Lorain, our first subsidiary, in 1994, and served as the chairman of our subsidiaries since that time. Mr. Chen earned an associate degree from Linyi Normal University. Mr. Chen, has been our Company’s founder and Chairman and Chief Executive Officer since inception. He is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

MR. YUNDONG LU. Mr. Lu was appointed as our Chief Operating Officer and was elected as a member of our Board of Directors effective August 1, 2008. Mr. Lu joined the Company in 1994 and has held various positions since then. From April 2003 to May 2005, Mr. Lu was the General Manager of Beijing Lorain and the Deputy General Manager of our subsidiaries. From May 2005 to February 2007, Mr. Lu was the General Manager of Lorain International Trading and the Deputy General Manager of our subsidiaries. From February to August 2008, Mr. Lu was the General Manager of our subsidiaries. Mr. Lu was recognized as an Outstanding Entrepreneur in Shandong Province in 2007. Mr. Lu earned an MBA from Shandong University and a Bachelor of Arts degree from Shandong University. Mr. Lu has been our Company’s Chief Operating Officer since 2008 and he worked with our Company since 1994. Because of his tenure with the Company, he is familiar with our business and industry, including the regulatory structure and other industry-specific matters.

MR. MAOQUAN WEI. Mr. Wei, who has served as a member of our Board of Directors since 2008, is a retired government official who held various positions in the government of Junan County, Shandong Province, China from 1990 to 2003, during which time Mr. Wei was responsible for overseeing the agricultural development of Junan County in the Shandong Province of China. Most recently, from 1998 to 2003, Mr. Wei was the Chairman of the Political Conservative Conference of Junan County. Mr. Wei also served as the Deputy Secretary of County Committee and Deputy Chairman of Junan County. Mr. Wei has helped lead Junan County to win numerous honors, including Top 100 National Fruit Products County and National Chestnut Base County. Although retired, Mr. Wei’s expertise and experience with the agricultural economy and resources in the countryside is invaluable to our business.

MR. DEKAI YIN. Mr. Yin was appointed one of our directors in September 2009. He has been working as the President of Zibo branch of the Agricultural Bank of China since 2004. Before that position, Mr. Yin served as the Vice President and the President at Linyi branch of the Agricultural Bank of China from 1995-2004. Mr. Yin has a degree in economic management and is regarded as a Senior economist due to his distinguished expertise in the banking and accounting industries and economic development. Our company greatly benefits from Mr. Yin’s invaluable expertise in banking and accounting systems and operations.

MR. WILLIAM JIANXIAO WU. Mr. William Jianxiao Wu was appointed as a director of the Board and as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee on March 11, 2013. Mr. Wu chairs the Nominating and Corporate Governance Committee. Mr. Wu is the founding partner of Yi Jiu Tian Xing (Beijing) Capital Investment Advisory Co. Ltd. (“EC Capital”), which provides financial services to private companies in China, a position which he continues to hold as of the date of this Proxy Statement. Before founding EC Capital, from 2006 to 2011, Mr. Wu served as an executive director of The Hina Group, a boutique investment banking firm registered with FINRA USA. During his employment with The Hina Group, Mr. Wu was involved in numerous private placements and M&A deals, such as representing Asiainfo Holdings, Inc. (Nasdaq: Asia) in its merger with Linkage Technologies International Holdings Limited. From 2006 to 2011, Mr. Wu was involved in the closings of transactions which in the aggregate are valued at approximately $1 billion in the telecom and the high-tech sectors. Before joining The Hina Group, Mr. Wu worked for Datang Telecom Technology Co., Ltd. (SSE: 600198) as a sales manager. Mr. Wu holds a Bachelor’s Degree in Electronic Engineering from Wuhan University and an IMBA from the Tsinghua University School of Economics and Management. He was also awarded the title of “Honorable MBA Alumni” by The Hong Kong University of Science and Technology.

There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE
DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Board Composition

Prior to August 1, 2008, Si Chen was our sole director. On August 1, 2008, our board of directors increased the number of members of our board from one to five and elected Mr. Yundong Lu, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei to serve as members of our board. On September 17, 2009, our board increased the number of members of our board from five to six, accepted the resignations of directors Messrs. David Yaudoon Chiang and Hao Chen, and appointed Messrs. Dekai Yin, Yongjun Li and Tad M. Ballantyne as directors of the board to fill the three vacancies that existed and to serve as members of the Audit, Compensation, and Nominating and Corporate Governance Committees. On May 18, 2012, Mr. Yongjun Li resigned as a director and as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Company. On March 7, 2013, Mr. Ballantyne resigned as a director and as a member of all the board committees. On March 11, 2013, the board appointed Mr. William Jianxiao Wu as an independent member of the board and the board committees.

Director Independence

Our board has determined that Messrs. Yin, Wu and Wei satisfy the criteria for independence under NYSE MKT and SEC rules for independence of directors and of committee members.

Board Leadership Structure

Our Board believes that the combined role of Chief Executive Officer and Chairman is most suitable for our company because Mr. Chen, as our company’s founder and Chairman and Chief Executive Officer since inception, is the individual most familiar with our business and industry, including the regulatory structure and other industry-specific matters, as well as being most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Chief Executive Officer brings company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the company and its industry. The Board believes that the combined role of Chief Executive Officer and Chairman of the Board promotes the development and execution of our strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Board believes the combined role of Chief Executive Officer and Chairman, together with our independent directors, is in the best interest of stockholders because it provides the appropriate balance between independent oversight of management and the development of strategy. The Company does not have a lead independent director.

Risk Management

Our Board is involved in the oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, but the full Board retains responsibility for general oversight of risks. The Compensation Committee is responsible for overseeing the management of risks related to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks, including risks related to liquidity, credit, operations and regulatory compliance, among others, and the processes in place to monitor and control such exposures. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. Our Board and its committees have access at all times to the Company’s management to discuss any matters of interest, including those related to risk. We believe that our Board leadership structure enables senior management to communicate identified risks to our Board and its committees and affords a free flow of communications regarding risk identification and mitigation.

Audit Committee

The Audit Committee assists our Board in monitoring:

  our accounting, auditing, and financial reporting processes;

  the integrity of our financial statements;

  internal controls and procedures designed to promote our compliance with accounting standards and applicable laws and regulations; and

  the appointment and evaluation of the qualifications and independence of our independent auditors.

Dekai Yin, William Jianxiao Wu, and Maoquan Wei, all of whom are independent directors under SEC rules and the rules of NYSE MKT, are currently serving as members of the Audit Committee. Mr. Yin is the chairman of the Audit Committee and our Audit Committee financial expert.

The Audit Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at http://www.americanlorain.com, and a printed copy of which is available to any stockholder requesting a copy by writing to: American Lorain Corporation, Beihuan Zhong Road , Junan County, Shandong, China 276600.

Compensation Committee

The functions of the Compensation Committee are as follows:

  to assist our board in discharging its responsibilities with respect to compensation of our executive officers and directors;

  to evaluate the performance of our executive officers;

  to assist our board in developing succession plans for executive officers; and

  to administer our stock and incentive compensation plans and recommend changes in such plans to our board as needed.

The current members of the Compensation Committee are Messrs. Yin, Wu and Wei. Mr. Wei is the chairman of the Compensation Committee.

The Compensation Committee may not delegate its responsibilities to another committee, individual director or member of management.

The Compensation Committee meets on an annual basis and holds special meetings as needed. The Compensation Committee meetings may be called by the Committee chairman, the Chairman of the Board or a majority of Committee members. The Chief Executive Officer and Chief Financial Officer also provide recommendations to the Compensation Committee relating to compensation of other executive officers.

The Compensation Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at http://www.americanlorain.com, and a printed copy of which is available to any stockholder requesting a copy by writing to: American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

Nominating and Corporate Governance Committee

The functions of the Nominating and Corporate Governance Committee are to assist our board:

  in identifying qualified individuals to become board members;

  in determining the composition of our board and its committees;

  in monitoring a process to assess board effectiveness; and

  in developing and implementing our corporate procedures and policies.

In nominating candidates to become board members, the committee takes into consideration such factors as it deems appropriate, including the experience, skill, integrity and background of the candidates. While diversity may contribute to this overall evaluation, it is not considered by the Nominating and Corporate Governance Committee as a separate or independent factor in identifying nominees for director. The committee may consider candidates proposed by management or stockholders but is not required to do so. The committee does not have any formal policy with regard to the consideration of any director candidates recommended by stockholders or any minimum qualifications or specific procedure for identifying and evaluating nominees for director, as our board does not believe that such a formalistic approach is necessary or appropriate at this time.

Messrs. Yin, Wu and Wei are the current members of the Nominating and Corporate Governance Committee. Mr. Wu is the chairman of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on our website on the Corporate Governance page under the Investor link at http://www.americanlorain.com, and a printed copy of which is available to any stockholder requesting a copy by writing to: American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

Board and Committee Meetings

During 2012, our Board of Directors and committees held four meetings and acted by unanimous written consent one time.

Director Attendance at Annual Meetings

Messrs. Chen, Lu, Yin, Wei were present at our 2012 annual meeting. We do not currently have a policy with regard to directors’ attendance at annual stockholder meetings. Mr. Ballantyne was not present at our 2012 annual meeting.

Stockholder Nominations for Director

Stockholders may propose candidates for board membership by writing to American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600 so that the nomination is received by the Company by June 29, 2014 to be considered for the 2014 annual meeting. Any such proposal shall contain the name, holdings of our securities and contact information of the person making the nomination; the candidate’s name, address and other contact information; any direct or indirect holdings of our securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with our company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest; the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and stock exchange requirements. Nominees proposed by stockholders will receive the same consideration as other nominees.

Stockholder Proposals

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2014 annual meeting of stockholders, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, by June 29, 2014 and such proposals must otherwise comply with the applicable rules and regulations of the SEC, including, without limitation, Rule 14a-8 of Regulation 14A under the Exchange Act.

The SEC requires that we receive advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as Director. To be considered at the 2014 annual meeting of our stockholders, any such stockholder proposal must be received no later than June 29, 2014, and discretionary authority may be used if untimely submitted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, which we also refer to throughout this report as the SEC. Based on the Company’s records and other information, the Company believes that all Section 16(a) filing requirements for the Section 16 Persons have been complied with for the fiscal year ended December 31, 2012.

Code of Ethics

Our Board adopted a Code of Ethics that applies to all of our directors, executive officers, including our principal executive officer, principal financial officer and principal accounting officer, and employees. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. The Code of Ethics is available on the Corporate Governance page of our website under the Investor link at www.americanlorain.com, and a copy of the Code of Ethics is available to any stockholder requesting a copy by writing to: American Lorain Corporation, Attn: Corporate Governance, Beihuan Zhong Road, Junan County, Shandong, China 276600. We intend to disclose on our website, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Ethics.

Stockholder and Other Interested Party Communications With Directors

Any stockholder or other interested party who desires to communicate with any member of our board of directors may do so by writing to: Board of Directors, c/o American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, People’s Republic of China, 276600.

Depending on the subject matter of your inquiry, management will forward the communication to the director or directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about our company or if it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting director. If you wish to submit any proposal to be considered at a meeting of stockholders, please follow the instructions set forth in the section below entitled “Stockholder Proposals.”

REPORT OF THE AUDIT COMMITTEE

The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee consists solely of independent directors, as defined by NYSE MKT rules. The Audit Committee operates under a written charter to assure continued compliance with SEC and NYSE MKT rules enacted in response to requirements of the Sarbanes-Oxley Act.

The Audit Committee assists the Board of Directors in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, and our compliance with legal and regulatory requirements. Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2012 with management and with WWC., P.C., our independent registered public accounting firm. The Audit Committee has discussed with WWC., P.C the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) as adopted by The Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of American Lorain’s annual financial statements.

The Audit Committee has also received the written disclosures and the letter from WWC, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence and has discussed with WWC, P.C. the issue of their independence from our company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2012 is compatible with maintaining the auditors’ independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012. The Audit Committee has also recommended, subject to stockholder ratification, the selection of our independent registered public accounting firm for the year ending December 31, 2013.

Respectfully submitted by the Audit Committee,

Dekai Yin, Chairman
William Jianxiao Wu
Maoquan Wei

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board and serve at their discretion. The following table sets forth the name, age and position of each of our current executive officers as well as the date that each officer began their service as an executive officer.

Name	Age	Position	Executive Officer
			Since
Si Chen	50	Chairman, Chief Executive Officer, President and Director	2007
Yundong Lu	38	Chief Operating Officer and Director	2008
David She	29	Chief Financial Officer	2010

See “Election of Directors (Proposal One)” on page 5 above for information on Messrs. Chen and Lu.

There are no arrangements or understandings between any of our executive officers and any other person pursuant to which any executive officer was selected to serve as an executive officer of our company.

MR. DAVID SHE. Mr. David She became our chief financial officer on December 10, 2010. Prior to his appointment, Mr. She held various positions, and most lately as Chief Financial Officer, at China Natural Gas, Inc. from 2008 to 2010, where he oversaw financial operations and managed the company's financial growth. His duties included the oversight of quarterly and annual filings with the U.S. Securities and Exchange Commission, evaluating and executing financing alternatives, and managing the investor relations program. Mr. She also served as a securities analyst for West China Securities in Beijing in 2006. He received bachelor's degrees in mathematics and business administration from Beijing Institute of Technology as well as a master's degree in finance from the State University of New York in Buffalo.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of December 2, 2013 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors; and (iii) by all of our officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Except as otherwise indicated, the persons listed below have advised us that they have direct sole voting and investment power with respect to the shares listed as owned by them. Shares owned as of December 2, 2013 are based upon public filings with the SEC.

Unless otherwise specified, the address of each of the persons set forth below is c/o American Lorain Corporation, Beihuan Zhong Road, Junan County, Shandong, China 276600.

In the table below, percentage ownership is based on 34,616,714 shares of our common stock outstanding as of December 2, 2013.

Name and Title of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Mr. Si Chen, Chairman, CEO and President	14,750,785	42.6%
Tongley Investments Ltd.(1)	3,618,421	10.5%
Jayhawk Capital Management LLC (2)	3,448,094	10.0%
Mr. Yundong Lu, COO and Director	34,307	*
Mr. David She, CFO	-	-
Mr. Dekai Yin, Director	-	-
Mr. William Jianxiao Wu, Director	-	-
Mr. Maoquan Wei, Director	8,234	*
All officers and directors as a group (7 persons)	15,396,572	42.7%

* Less than 1%

(1)	Based on 13F filing on February 5, 2013.

(2)	Based on 13G filing on February 6, 2013.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation earned by our named executive officers in 2010, 2011 and 2012 for services provided to us and our subsidiaries. None of our current executive officers earned compensation that exceeded $100,000 in 2010, 2011 or 2012.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Si Chen	2010	66,000	-	-	-	66,000
Chief Executive	2011	66,000	-	-	-	66,000
Officer	2012	66,000				66,000
David She Chief Financial Officer	2011	72,727				72,727
	2012	90,909				90,909

(1)

This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. See Note 18 to the financial statements included in our original Form 10-K for the year ended December 31, 2012 for the assumptions made in the valuation of these awards.

(2)

This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. See Note 18 to the financial statements included in our original Form 10-K for the year ended December 31, 2012 for the assumptions made in the valuation of this award.

Pursuant to Mr. Chen’s employment agreement, we paid Mr. Chen a base salary of $66,000 in cash in 2010, 2011and 2012. Mr. Chen’s employment agreement does not provide any change in control or severance benefits and we do not have any separate change-in-control agreements with Mr. Chen or any of our other executive officers.

Pursuant to Mr. She’s employment agreement, dated October 22, 2010, we are obligated to pay Mr. She a base salary of $72,727 for the first year of employment and $90,909 for the second year of employment. Mr. She’s employment agreement does not provide any change -in -control or severance benefits.

Outstanding Equity Awards at Fiscal Year End

	Option Awards			Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c) (1)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
Yundong Lu	33,580		$1.58	7/27/14

(1)	Options vest 33% per year over 3 years from date of grant.

Pursuant to our 2009 Incentive Stock Plan, if an employee is terminated for any reason other than disability or death, then the employee shall have the right to exercise the portions of any option which was exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three months after such termination. However, in the event of "termination for good cause," the options shall automatically terminate as of the termination of employment.

With respect to nonstatutory options granted to employees, directors or consultants, the Board may specify such period for exercise as the Board deems reasonable and appropriate, not less than 30 days following termination of employment or services (except that in the case of "termination for cause" or removal of a director, the option shall automatically terminate as of the termination of employment or services). The option may be exercised only with respect to installments that the optionee could have exercised at the date of termination of employment or services.

If an optionee dies while employed by, engaged as a consultant to, or serving as a director of the company, the portion of such optionee's option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such option at any time within (i) a period, as determined by the Board, of not less than six months nor more than one year after the optionee's death or (ii) during the remaining term of the option, whichever is the lesser. The option may be so exercised only with respect to installments exercisable at the time of optionee's death and not previously exercised by the optionee.

DIRECTOR COMPENSATION

On August 1, 2008, Mr. Hao Chen, Mr. David Yaudoon Chiang and Mr. Maoquan Wei were appointed as independent members of our Board and as members of our Board committees. On September 17, 2009, Mr. Chiang and Mr. Hao Chen resigned from the Board. Mr. Hao Chen was paid RMB 100,000 (approximately US $14,641) per year for his Board and Board Committee service. Mr. Chiang was paid US $25,000 per year plus US $5,000 for each board meeting attended by Mr. Chiang, as compensation for his Board and Board committee service. Mr. Wei is paid RMB 100,000 (approximately US $14,641) per year. In addition, in 2009 we granted stock options and stock awards to Messrs. Hao Chen, Chiang and Wei under our 2009 Incentive Stock Option Plan, as set forth in the table below.

On September 17, 2009, Messrs. Dekai Yin, Yongjun Li and Tad Ballantyne were appointed as independent members of our Board and as members of our Board committees. Messrs. Yin, Li and Ballantyne are paid RMB 100,000 (approximately US $15,493) per year.

On March 11, 2013, Mr. William Jianxiao Wu was appointed as independent member of our board and member of our Board committees. Mr. Wu is paid RMB 100,000 (approximately US $16,413) per year.

We may reimburse our non-employee directors for reasonable travel expenses related to attendance at Board or Board Committee meetings. In 2012, we did not make any such reimbursements.

Our policy is not to pay compensation to directors who are also employees of the Company or its subsidiaries. As a result, Mr. Si Chen and Mr. Yundong Lu did not receive any compensation in 2012 for their service as directors.

The following table reflects the compensation earned by our directors in 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Maoquan Wei	15,493	-	-	-	15,493
Dekai Yin	15,493	-	-	-	15,493
Tad Ballantyne	15,493	-	-	-	15,493

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the last fiscal year, there have been no transactions between the Company and members of management, any director, executive officer, person chosen to become an executive officer, director nominee, or five percent stockholders (or a family member of any of the foregoing).

Our Audit Committee Charter provides that all related party transactions required to be disclosed under SEC rules are to be reviewed by the Audit Committee.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(PROPOSAL TWO)

The Audit Committee of the Board of Directors is responsible for the selection of our independent registered public accounting firm. The Committee has determined to appoint the public accounting firm of WWC., P.C., Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2013, as well as to audit the effectiveness of our internal control over financial reporting. WWC, P.C., and its predecessor, Samuel H. Wong & Co., LLP, have served as our independent registered public accounting firm since 2007.

A representative of WWC., P.C., is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

The following table sets forth the aggregate fees billed by WWC, P.C. for audit and non-audit services rendered to us in 2011 and 2012. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described following the table.

	2012	2011
Audit Fees	$141,000	$138,500
Audit-Related Fees	8,703	8,301
Tax Fees	5,000	5,000
Total Fees	154,703	151,801

Audit Fees. We paid aggregate fees of approximately $138,500 and $141,000for the fiscal years ended December 31, 2011 and December 31, 2012, respectively, to WWC., P.C for professional services rendered by such firm for the audit and review of the financial statements included in our annual report on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q.

Audit-Related Fees. We paid aggregate fees to WWC., P.C of approximately $8,301 for the fiscal year ended December 31, 2011 and $8,703 for the fiscal years ended December 31, 2012 for travel expenses.

Tax Fees. We paid aggregate fees of approximately $5,000 for each of the fiscal years ended December 31, 2011 and December 31, 2012 to WWC., P.C for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. We did not pay any fees to WWC., P.C for any other professional services during the fiscal years ended December 31, 2011 and December 31, 2012.

Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre−approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non−audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre−approve non−audit services to one or more of its committee members who will present its decisions to the full Audit Committee at the first meeting following such decision. Following the Company’s establishment of an Audit Committee on August 1, 2008, all audit and non−audit services performed by WWC., P.C during fiscal years 2011 and 2012 were pre−approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF WWC., P.C. AS THE
COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR
2013, WHICH IS DESIGNATED AS PROPOSAL NO. 2

ADDITIONAL INFORMATION

Other Matters

The Board does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR FISCAL YEAR 2012 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT, WHICH ARE AVAILABLE AT https://www.proxyvote.com.

Available Information

The Company maintains an internet web site at http://www.americanlorain.com. The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s web site (http://www.sec.gov). The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

If you have any questions about the actions described above, you may contact the Company at Beihuan Zhong Road, Junan County, Shandong, China 276600; Telephone (+86) 539-731-8818

By Order of the Board of Directors

By: /s/ Si Chen
Si Chen
December 5, 2013	Chief Executive Officer

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Si Chen   02 Yundong Lu   03 Maoquan Wei   04 Dekai Yin   05 William Jianxiao Wu

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 Ratification of the appointment of WWC., P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2013.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000188314_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

AMERICAN LORAIN CORPORATION
Annual Meeting of Stockholders
December 30, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The stockholders hereby appoint Si Chen and David She, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of AMERICAN LORAIN CORPORATION Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such business as may properly come before the Annual Meeting of stockholders of American Lorain Corporation to be held at 10:00 AM, Beijing Time on Monday December 30, 2013 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Continued and to be signed on reverse side

0000188314_2 R1.0.0.51160